Note 15 - Subsequent Events	12 Months Ended
Mar. 31, 2022
Notes to Financial Statements
Subsequent Events [Text Block]

15.   SUBSEQUENT EVENTS

On April 26, 2022, the Company entered into a definitive agreement with Plateplus Inc. (“Plateplus”) whereby the Company acquired the real estate, buildings, equipment, inventory, and other assets of Plateplus’ East Chicago, IN and Granite City, IL facilities and certain steel inventory and client relationships at Plateplus’ Loudon, TN and Houston, TX facilities (the “Acquisition”). The addition of the East Chicago and Granite City locations to the Company's coil segment expands the Company's competitive footprint. Plateplus' relationships that were historically serviced out of Plateplus' Loudon and Houston locations will be transitioned to Friedman’s facilities in Decatur, AL and Sinton, TX, respectively, providing immediate and meaningful operating efficiencies and cost synergies.  The Acquisition closed effective as of midnight on April 30, 2022. Under the terms of the agreement, the Company acquired the assets for approximately $63.8 million in cash and 516,041 shares of the Company’s common stock. All of the $63.8 million cash portion was financed by the Company's ABL facility. The Company's accounting and purchase price allocation for the acquisition is not yet complete. The final purchase price is subject to adjustment based on final net working capital levels. The shares issued to Plateplus in connection with the Acquisition are subject to a six-month lock-up period during which period the shares will be subject to certain restrictions on transfer.

The Company financed the transaction through the expansion of its existing $75 million asset-based lending facility provided by JPMorgan Chase Bank to $150 million. On April 29, 2022, the Company entered into a Second Amendment to the ABL Facility. The Second Amendment amends the ABL facility in order to increase the asset-based revolving loans available thereunder from an aggregate principal amount of up to $75 million to an aggregate principal amount of up to $150 million. Subject to the conditions set forth in the ABL Facility (as amended by the Second Amendment), the ABL Facility may be increased by up to an aggregate of $25 million, in minimum increments of $5 million. The Second Amendment also changed the interest rate applicable to floating rate borrowings from the prime rate to the prime rate minus 1%, increased the account receivable borrowing base component from 85% of eligible accounts receivable to 90% of eligible accounts receivable, and added covenant trigger provisions whereby the fixed charge coverage ratio covenant is only tested when availability falls below the greater of 15% of the revolving commitment or $22.5 million.

On July 6, 2022, the Company entered into a Third Amendment to the ABL Facility. The Third Amendment amends the ABL Facility in order to provide for the syndication of the asset-based revolving loans available thereunder with BMO Harris Bank, N.A.  The Third Amendment also amends provisions of the ABL Facility authorizing the Agent to make protective advances under the ABL Facility and adds a covenant requiring each of the Company and its subsidiaries to maintain the Agent as its principal depository bank.  In connection with the Third Amendment, the Company also entered into a new Revolving Note payable to BMO Harris Bank, N.A. in a principal amount of up to $50 million.